Exhibit 10.1

Business Development and Promotion Consulting Agreement

This Consulting Agreement (the "Agreement") made as of the date __________________ by and between ________________("Consultant") and  Chatching, Inc., a Florida corporation ("Company").

WITNESSETH

WHEREAS, the Company requires and will continue to require business services relating to business development and promotion of the business of Company in order to fully and successfully implement the Company’s business plan; and

WHEREAS, Consultant shall provide Company with business development and promotion consulting services and is desirous of performing such services for the Company; and

WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company,

NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

1.  APPOINTMENT

The Company hereby engages Consultant and Consultant agrees to render various business development and promotion services to the Company upon the terms and conditions hereinafter set forth.

2.  TERM

The term of this Agreement begins as of the date of this Agreement and shall terminate when agreed as specified below under “Termination.”

3.  SERVICES

During the term of this Agreement, Consultant shall provide the following services in connection with business development and promotion of the business of Company in order to fully and successfully implement the Company’s business plan:  The services which the Consultant may render are set forth in Exhibit A to the Company’s Employee/Consultant Benefits Plan (“Plan”), a copy of which has been furnished to Consultant.  The entire Plan is incorporated by reference herein.

Consultant may select which of the duties under the Plan Consultant wishes to perform.  Consultant is not required to render any of these services and is free to use other social networking sites.

4.  DUTIES OF THE COMPANY

The Company shall comply with its obligation under the Plan.

5.  COMPENSATION

The compensation to Consultant is set forth in the Plan, in part as follows:

Plan Shares.  Subject to adjustment as provided below and in Section 10, and only if and when all conditions of Section 11 of the Plan are satisfied, the shares to be offered under the Plan (the “Plan Shares”) shall consist of common stock of the Company (“Common Stock”), and the total number of Plan Shares that may be issued under the Plan shall be 400,000,000 shares. The Plan Shares shall be issued to Qualified Consultants in exchange for Points, one Plan Share for one Point, in a series of allocation processes (each, an “Allocation”).

Compensation to Consultants.

A.  All Consultants will receive the following compensation:  Points may be used in the online point store where members will be able to purchase premium listing that promote their ChatChing network and encourage others to enroll in their network.  Inclusion in the featured Network leaser section will initially cost 5,000 points for 7 days.  Additionally the ability to post messages to ChatChing networks will be able to be purchased at the cost of 5,000 points to post a message to all network members at your tier of the networks that you are part of or 10,000 points for all network members that are part of the members ChatChing network and those networks below extending down five down levels.

B.  Compensation If and When Shares of Common Stock, called Plan Shares, may be issued under the Plan:  All Consultants will have the additional option to elect to apply points to the acquisition of Plan Shares if and when Plan Shares can be issued under the Plan.  Until then:  The Company may not offer and sell these securities until a registration statement is filed with the Securities and Exchange Commission and becomes effective. Nothing herein or in the Plan constitutes an offer to sell these securities and the Company is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

6.  REPRESENTATION AND INDEMNIFICATION

Consultant represents that Consultant has read and fully understands all provisions of the Plan and agrees to indemnify, hold harmless and defend the Company from any and all claims or demands of any kind relating to the Consultant's breach of its agreements hereunder.

7.  MISCELLANEOUS

Termination: Consultant may terminate this Agreement upon written notice to the Company, which shall be effective five (5) business days from the date of such notice.  This Agreement shall also terminate upon award of all stock eligible to be awarded under the Plan.

Modification: This Agreement sets forth the entire understanding of the Parties with respect to the subject matter hereof, and may be amended only in a written document signed by both parties.

Notices: Any notices required or permitted to be given hereunder shall be in writing and shall be mailed or otherwise delivered in person or by e-mail to the address of such Party as the Party shall have furnished in writing to the other Party.

Waiver: Any waiver by either Party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Agreement. The failure of a Party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive the other Party of the right thereafter to insist upon adherence to that term of any other term or this Agreement.

Assignment: The duties of Consultant may not be assigned without consent of the Company.

Severability: If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

Governing Law; Venue; Jurisdiction:  This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Florida as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Florida, without regard to its principles of conflicts of laws. Venue for any legal action which may be brought hereunder shall be deemed to lie in the county of the Company’s principal place of business in Florida.   The parties agree that, irrespective of any wording that might be construed to be in conflict with this paragraph, this agreement is one for performance in Florida for the purpose of this section.  The parties to this agreement agree that they waive any objection, constitutional, statutory or otherwise, to a Florida court’s taking jurisdiction of any dispute between them.  By entering into this agreement, the parties, and each of them understand that they might be called upon to answer a claim asserted in a Florida court.

IN WITNESS WHEREOF, this Agreement has been executed by the Parties.

CONSULTANT [No person may be a Consultant unless they are 12 years of age.  If Consultant is older than 12 but younger than 18, this Agreement is not valid until the attached PARENTAL CONSENT FORM is completed and signed in full.]

Name of Consultant -please print:
__________________________________

Consultant’s Address:

__________________________________

__________________________________

__________________________________

e-mail address:  __________________________________

Telephone Number: _________________________________

 Authorized Signature: _________________________________

CHATCHING, INC.

By:	/s/ Steve Pfirman
Steve Pfirman, President

PARENTAL CONSENT FORM

This Form is given by the Parent(s) of ___________________ (MINOR)

The undersigned, and each of them, declare:

I have read the entire contract, including the exhibits, which bears the following title and date and concerns the following Chathing, Inc., a Delaware corporation (COMPANY), and the following MINOR, whose custody and control is solely in the hands of the undersigned:

TITLE OF CONTRACT:  Business Development and Promotion Consulting Agreement

I warrant that the undersigned have sole custody and control of the MINOR, and that the MINOR was born on .

In consideration of the execution by the COMPANY of the contract with the MINOR, I acknowledge and agree that I approve of the contract and of the signing of the contract by the MINOR and the living up to the terms and the spirit of the contract by the MINOR and that I will be responsibility for the supervision of the MINOR in fulfilling all duties and obligations under the contract

I hereby agree that COMPANY may apply to the Superior Court of the State of Florida, in and for the appropriate County, (herein called "Court") or any other Court selected by COMPANY as provided by law for approval of the contract; hereby give my consent to the establishment of such trust fund or savings plan for the benefit of the MINOR as the Court may deem just and proper. A copy of this CONSENT may be filed with the Court. I understand and agree that if compensation payable to the MINOR is paid in shares of common stock of COMPANY pursuant to the terms and provisions of the MINOR's contract, the stock shall be issued in my name as parent or guardian of MINOR. The Court may appoint me, but may appoint any other person if it so desires, as sole or joint trustee or guardian of the MINOR's stock.

I reside at the following address, and the MINOR lives at the following address:

MINE:

MINOR'S:

I am executing this consent and agreement in City: _____________  State: ______________ on:

DATE:__________________UNDERSIGNED:______________________________________

DATE:__________________UNDERSIGNED:______________________________________